3rd QUARTER 2024 Exhibit 99.2

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12 Thryv Closed Keap Acquisition on October 31, 2024 Product suite complementary with Ultimate package enabling upsell / cross-sell opportunities at low CAC Diversifies Go-To-Market Motion and Geographic Expansion Enhances Thryv’s Software Roadmap Strategic Logic Expected Significant Shareholder Value Creation Enhanced business model profile Immediate gross margin uplift of SaaS business Expected to be accretive to non-GAAP EPS in 2025E and substantially accretive going forward Expected to achieve revenue and cost synergies by 2025

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15 Q3 2024

16 3rd Quarter 2024 Highlights 3rd Quarter $ in thousands 2024 2023 YoY% Total SaaS Revenue $87,055 $67,360 29.2% Adjusted EBITDA 10,314 (504) Adjusted EBITDA Margin 11.8% (0.7)% Total Marketing Services Revenue $92,797 $116,462 (20.3)% Adjusted EBITDA 9,309 7,835 Adjusted EBITDA Margin 10.0% 6.7% Consolidated Revenue $179,852 $183,822 (2.2)% Net (Loss) (96,071) (27,046) Net (Loss) Margin (53.4)% (14.7)% Adjusted EBITDA 19,623 7,331 Adjusted EBITDA Margin 10.9% 4.0%

17 FINANCIAL REVIEW SaaS Highlights +29% YoY +45% YoY $307 $82M +30% YoY Revenue Growth Growing Subscribers ARPU ThryvPay TPVSeasoned Net Dollar Retention (NDR) 72.2% +560 bps YoY 101% +900 bps YoY Adjusted Gross Margin

18 SaaS Highlights F I N A N C I A L R E V I E W Revenue $67.4 $87.1 Q3-23 Q3-24 Adjusted EBITDA $(0.5) $10.3 Q3-23 Q3-24 Adjusted Gross Margin 66.6% 72.2% Q3-23 Q3-24 ($ in millions)

19 (1) (1) Denotes customer demand for paid centers.

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21 $30.6 $33.7 $35.9 $37.3 $38.5 $40.7 $44.9 $51.6 $50.9 $54.2 $62.9 $48.2 $52.2 $56.6 $59.3 $59.9 $62.5 $67.4 $74.0 $74.3 $77.8 $87.163.4% 64.5% 63.5% 62.8% 64.2% 65.1% 66.6% 69.7% 68.4% 69.7% 72.2% SaaS Adjusted Gross Profit SaaS Revenue SaaS Adj. Gross Profit Margin Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1 24 Q2-24 Q3-24 F I N A N C I A L R E V I E W Released Q2 2019 Released on Restricted Sale Q4 2022 Released Q3 2023* Released For General Availability *Command Center was in beta until December 2023. Multi-center Platform Improving Profitability

22 Q3-24 Q3-23 Marketing Services Billings (millions)(2) $105.7 $163.7 YoY % (35)% (19)% BILLINGS (YoY%) (19)% (17)% (20)% (17)% (19)% (22)% (19)% (23)% (24)% (28)% (35)% 21% 20% 24% 25% 24% 20% 13% 22% 22% 24% 32% (14)% (12)% (13)% (9)% (12)% (14)% (12)% (12)% (12)% (14)% (16)% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Total Company Billings F I N A N C I A L R E V I E W Q3-24 Q3-23 SaaS Billings (millions)(1) $86.2 $65.1 YoY % 32% 13% Q3-24 Q3-23 Total Company Billings (millions) $191.9 $228.9 YoY % (16)% (12)% (1) SaaS Billings may differ from SaaS Revenue due to various U.S. GAAP accounting adjustments. (2) Marketing Services Billings excludes Vivial Holdings run-off products. Figures may not foot due to rounding.

23 Q4 and FY 2024 Outlook Company Raises FY 2024 SaaS EBITDA Guidance (in millions, USD) Q4 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL MARKETING SERVICES REVENUE $81.0 to $83.0 $479.0 to $481.0 • Company expects FY-24 revenue decline of 26% to 27% Adjusted EBITDA $16.0 to $19.0 $125.0 to $128.0 • Company expects MS EBITDA margins in the mid- twenties for FY-24 (in millions, USD) Q4 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $90.0 to $92.0 $329.5 to $331.5 • Company expects FY-24 growth of 25% to 26% Adjusted EBITDA $9.5 to $10.5 $33.5 to $34.5 • Q4-24 SaaS EBITDA impacted by ~$2-3 million as lower print volumes shifted additional cost allocations to SaaS

24 Keap Outlook Keap Acquired on October 31, 2024 (in millions, USD) Q4 2024 MANAGEMENT COMMENTARY KEAP REVENUE $11.0 to $12.0 • Q4 guidance reflects only November and December revenues, as the acquisition closed on October 31, 2024. Adjusted EBITDA de minimis • Keap EBITDA is de minimis as we initiate the plan to integrate the SaaS businesses.

26 (in thousands) Q1-23 Q2-23 Q3-23 Q4-23 FY23 Q1-24 Q2-24 Q3-24 YTD Q3-24 Net Income (Loss) $ 9,314 $ 15,978 $ (27,046) $ (257,541) $ (259,295) $ 8,424 $ 5,548 $ (96,071) $ (82,099) Interest expense 16,488 16,292 15,131 13,817 61,728 13,359 12,175 11,514 37,048 Depreciation and amortization expense 15,431 15,667 15,842 16,311 63,251 14,553 14,072 12,519 41,144 Stock-based compensation expense 5,393 5,798 5,462 5,548 22,201 5,289 6,353 6,011 17,653 Restructuring and integration expenses 5,340 3,921 3,584 1,767 14,612 5,265 7,553 4,861 17,679 Income tax expense (benefit) 4,496 (3,428) (10,241) 7,924 (1,249) 5,397 6,618 (5,375) 6,640 Transaction costs 373 — — — 373 — — 1,706 1,706 Other components of net periodic pension cost (benefit) 121 1,865 1,902 (6,607) (2,719) 1,581 1,581 1,581 4,743 Loss on early extinguishment of debt — — — — — — 6,638 — 6,638 (Gain) loss on remeasurement of indemnification asset (756) 11,490 — — 10,734 — — — — Impairment charges — — — 268,846 268,846 — — 83,094 83,094 Other 2,269 1,856 2,697 2,211 9,033 246 (1,224) (217) (1,195) Adjusted EBITDA $ 58,469 $ 69,439 $ 7,331 $ 52,276 $ 187,515 $ 54,114 $ 59,314 $ 19,623 $ 133,051 000 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding.

27 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Three Months Ended September 30, 2024 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 51,374 $ 60,607 $ 111,981 Plus: Depreciation and amortization expense 2,508 2,189 4,697 Stock-based compensation expense 69 92 161 Adjusted Gross Profit $ 53,951 $ 62,888 $ 116,839 Gross Margin 55.4% 69.6% 62.3 % Adjusted Gross Margin 58.1% 72.2% 65.0 % Three Months Ended September 30, 2023 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 60,776 $ 42,868 $ 103,644 Plus: Depreciation and amortization expense 4,885 1,901 6,786 Stock-based compensation expense 103 71 174 Adjusted Gross Profit $ 65,764 $ 44,840 $ 110,604 Gross Margin 52.2% 63.6% 56.4 % Adjusted Gross Margin 56.5% 66.6% 60.2 % Non-GAAP Financial Reconciliation

28 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Non-GAAP Financial Reconciliation Nine Months Ended September 30, 2024 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 252,219 $ 161,991 $ 414,210 Plus: Depreciation and amortization expense 10,569 5,770 16,339 Stock-based compensation expense 280 228 508 Adjusted Gross Profit $ 263,068 $ 167,989 $ 431,057 Gross Margin 63.3% 67.7% 65.0 % Adjusted Gross Margin 66.0% 70.2% 67.6 % Nine Months Ended September 30, 2023 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 299,305 $ 119,232 $ 418,537 Plus: Depreciation and amortization expense 16,790 4,603 21,393 Stock-based compensation expense 325 171 496 Adjusted Gross Profit $ 316,420 $ 124,006 $ 440,426 Gross Margin 61.0% 62.8% 61.5 % Adjusted Gross Margin 64.4% 65.4% 64.7%

29 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended September 30, 2024 (in thousands) Marketing Services SaaS Total Revenue $ 92,797 $ 87,055 $ 179,852 Adjusted EBITDA 9,309 10,314 19,623 Adjusted EBITDA Margin 10.0% 11.8% 10.9 % Three Months Ended September 30, (in thousands) 2024 2023 Net cash provided by operating activities $ 35,980 $ 45,912 Additions to fixed assets and capitalized software (8,500) (8,904) Free cash flow $ 27,480 $ 37,008 Three Months Ended September 30, 2023 (in thousands) Marketing Services SaaS Total Revenue $ 116,462 $ 67,360 $ 183,822 Adjusted EBITDA 7,835 (504) 7,331 Adjusted EBITDA Margin 6.7% (0.7) % 4.0%

30 APPENDIX The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Nine Months Ended September 30, (in thousands) 2024 2023 Net cash provided by operating activities $ 63,640 $ 103,648 Additions to fixed assets and capitalized software (24,730) (22,920) Free cash flow $ 38,910 $ 80,728 Supplemental Financial Information Nine Months Ended September 30, 2024 (in thousands) Marketing Services SaaS Total Revenue $ 398,389 $ 239,171 $ 637,560 Adjusted EBITDA 109,137 23,914 133,051 Adjusted EBITDA Margin 27.4% 10.0% 20.9 % Nine Months Ended September 30, 2023 (in thousands) Marketing Services SaaS Total Revenue $ 491,051 $ 189,747 $ 680,798 Adjusted EBITDA 129,717 5,522 135,239 Adjusted EBITDA Margin 26.4% 2.9% 19.9%

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32 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Total SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Total Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Dollar Retention: Defined as net dollar retention excluding clients acquired over the previous 12 months. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by our (i) Marketing Services business and (ii) SaaS business. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.